UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02589

Eaton Vance Series Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Growth Fund 1.0

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Tax-Managed Growth Fund 1.0

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	13 and 29

Federal Tax Information	14

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen—set to succeed Mr. Bernanke as Fed chairperson in early 2014—would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the fiscal year ended December 31, 2013, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) had a total return of 32.25% at net asset value (NAV), underperforming the 32.39% return of the Fund’s benchmark, the S&P 500 Index (the Index).

In a year of broad stock market gains, all 10 of the economic sectors in the Index posted positive returns for the period, and the Fund likewise posted positive returns in all 10 of those sectors. The Fund’s underperformance relative to the Index was due to stock selection. Overall, sector allocation had a positive impact on the Fund’s performance versus the Index.

Relative to the Index, the Fund’s weakest-performing sector was health care, where stock selection as well as an underweight position in the biotechnology industry drove much of the underperformance relative to the Index. The Fund’s underweights in two biopharmaceutical companies, Celgene Corp. and Biogen Idec Inc., hampered relative performance versus the Index. Also in health care, stock selection in the pharmaceuticals industry further detracted from Fund performance relative to the Index. In particular, generic drug maker Teva Pharmaceutical Industries, Ltd., a non-Index holding, hurt relative performance versus the Index, as the company faced pricing pressure and increased competition. In the information technology sector, the Fund’s overweight in the lagging sector detracted from performance versus the Index, as did unfavorable stock selection within the software and semiconductor equipment industries. In the software industry, Oracle Corp. was a notable laggard amid slower demand for its information management software. The Fund also underperformed the Index in the consumer staples sector due to subpar stock selection along with an overweight, particularly in the beverages industry.

On the positive side, the Fund outperformed the Index in six of 10 sectors during the period. Relative to the Index, consumer discretionary was the Fund’s top-performing sector as a result of both stock selection and an overweight position. Within consumer discretionary, the Fund’s holdings in the textiles, apparel & luxury goods and specialty retail industries delivered notable performance versus the Index, with footwear maker Nike, Inc. among the Fund’s leading individual stocks due to consensus-beating earnings. Specialty retailer TJX Cos., Inc. was another individual contributor to Fund performance versus the Index. In the financials sector, stock selection boosted the Fund’s performance relative to the Index. In particular, the Fund benefited from its avoidance of the underperforming real estate investment trust industry. In the capital markets industry, the Fund’s overweight more than offset unfavorable stock selection and contributed to Fund performance versus the Index. The Fund’s underweights in the lagging utilities and telecommunication services sectors also helped Fund performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	03/29/1966	03/29/1966	32.25%	16.43%	6.99%
S&P 500 Index	—	—	32.39%	17.93%	7.40%
% After-Tax Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
After Taxes on Distributions	03/29/1966	03/29/1966	31.93%	16.11%	6.62%
After Taxes on Distributions and Sale of Fund Shares	—	—	18.67	13.35	5.67

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Tax-Managed Growth Fund 1.0 for the period indicated. For comparison, the same investment is shown in the indicated index.

Fund Profile4

Sector Allocation (% of net assets)[5]

Top 10 Holdings (% of net assets)[5]

QUALCOMM, Inc.	2.6%
Google, Inc., Class A	2.5
United Technologies Corp.	2.5
Apple, Inc.	2.4
Walt Disney Co. (The)	2.3
Intel Corp.	2.3
Exxon Mobil Corp.	2.3
Oracle Corp.	2.1
NIKE, Inc., Class B	1.9
JPMorgan Chase & Co.	1.9

Total	22.8%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/ local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Important Notice to Shareholders

The Fund typically meets redemptions of Fund shares by distributing portfolio securities equal in value to the Fund shares being redeemed. The selection of each security to be distributed in a redemption is in the sole discretion of the Fund’s investment adviser. Settlement of redemptions ordinarily will occur within five business days of the processing of a redemption, provided that all requested delivery information has been provided by the redeeming shareholder. Redeeming shareholders will be exposed to the risk of fluctuations in the value of the securities distributed by the Fund upon redemptions until the securities are received and/or sold by the shareholder. If portfolio securities distributed to meet a redemption are sold by the redeeming shareholder, the shareholder will incur brokerage commissions or other transaction costs. Shareholders should consult with their financial adviser in connection with a redemption request. Questions concerning redemptions may be directed to Eaton Vance Investor Services at 1-866-910-2425.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
$1,000.00	$1,173.40	$2.68	0.49%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,022.70	$2.50	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $340,143,379)	$786,705,808
Total assets	$786,705,808

Liabilities
Payable for Fund shares redeemed	$33,295
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	49,000
Total liabilities	$82,420
Net Assets	$786,623,388

Sources of Net Assets
Paid-in capital	$350,635,058
Accumulated net realized gain from Portfolio	8,830,699
Accumulated undistributed net investment income	104,374
Net unrealized appreciation from Portfolio	446,562,429
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)
Total	$786,623,388

Net Asset Value and Redemption Price Per Share
($786,623,388 ÷ 1,002,857 shares of beneficial interest outstanding)	$784.38

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $172,130)	$13,929,242
Interest allocated from Portfolio	11,045
Expenses allocated from Portfolio	(3,361,242)
Total investment income from Portfolio	$10,579,045

Expenses
Trustees’ fees and expenses	$500
Custodian fee	42,160
Transfer and dividend disbursing agent fees	52,215
Professional fees	25,364
Printing and postage	14,913
Miscellaneous	15,877
Total expenses	$151,029

Net investment income	$10,428,016

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$47,654,407
Foreign currency transactions	(1,521)
Net realized gain	$47,652,886
Change in unrealized appreciation (depreciation) —
Investments	$138,811,750
Foreign currency	2,955
Net change in unrealized appreciation (depreciation)	$138,814,705

Net realized and unrealized gain	$186,467,591

Net increase in net assets from operations	$196,895,607

(1)	Includes $47,713,800 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$10,428,016	$11,137,947
Net realized gain from investment and foreign currency transactions	47,652,886	74,539,916
Net change in unrealized appreciation (depreciation) from investments and foreign currency	138,814,705	3,887,082
Net increase in net assets from operations	$196,895,607	$89,564,945
Distributions to shareholders —
From net investment income	$(10,526,288)	$(11,159,266)
Total distributions to shareholders	$(10,526,288)	$(11,159,266)
Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$2,516,313	$3,067,172
Cost of shares redeemed	(27,719,773)	(49,226,219)
Net decrease in net assets from Fund share transactions	$(25,203,460)	$(46,159,047)

Net increase in net assets	$161,165,859	$32,246,632

Net Assets
At beginning of year	$625,457,529	$593,210,897
At end of year	$786,623,388	$625,457,529

Accumulated undistributed net investment income included in net assets
At end of year	$104,374	$204,801

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$601.470	$530.300	$534.250	$480.560	$402.280

Income (Loss) From Operations
Net investment income	$10.307	$10.400	$8.208	$7.001	$7.717
Net realized and unrealized gain (loss)	183.003	71.170	(4.108)	53.839	84.959

Total income from operations	$193.310	$81.570	$4.100	$60.840	$92.676

Less Distributions
From net investment income	$(10.400)	$(10.400)	$(8.050)	$(7.150)	$(7.700)
From net realized gain	—	—	—	—	(6.696)

Total distributions	$(10.400)	$(10.400)	$(8.050)	$(7.150)	$(14.396)

Net asset value — End of year	$784.380	$601.470	$530.300	$534.250	$480.560

Total Return(1)	32.25%	15.36%	0.81%	12.78%	23.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$786,623	$625,458	$593,211	$654,291	$639,843
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	0.50%	0.50%	0.50%	0.49%	0.50%
Net investment income	1.48%	1.76%	1.51%	1.42%	1.83%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%	3%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (8.4% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

At December 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,324,937 and deferred capital losses of $2,624,356 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

10

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$10,526,288	$11,159,266

Subsequent to the issuance of the 2012 financial statements, management of the Fund determined that certain of the Fund’s shareholder equity accounts were misstated as a result of misstatements in the recording of cumulative book and tax differences for partnership allocations. The correction of these misstatements results in offsetting decreases to paid-in capital and accumulated net realized gain within the Statement of Assets and Liabilities, as well as an increase to the net unrealized appreciation on a tax basis within the Distributions to Shareholders footnote of approximately $100,000,000 for the year ended December 31, 2012. These adjustments had no effect on the Fund’s net assets, net asset value per share, net decrease in net assets from capital transactions, financial highlights, total return, taxable income or taxable realized gain (loss) of the Fund.

During the year ended December 31, 2013, accumulated net realized gain was increased by $52,186,829, accumulated undistributed net investment income was decreased by $2,155 and paid-in capital was decreased by $52,184,674 due to differences between book and tax accounting, primarily for redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund. Included in the accumulated net realized gain and paid-in capital above are offsetting decreases of approximately $100,000,000 relating to an adjustment of the prior period cumulative book and tax differences for partnership allocations as mentioned above.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$100,598
Capital loss carryforward and deferred capital losses	$(5,949,293)
Net unrealized appreciation	$441,837,025

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $9,056 in sub-transfer agent fees.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $0 and $36,108,677, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind with a value of $26,994,030 at the time of redemption.

11

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Notes to Financial Statements — continued

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2013	2012

Issued to shareholders electing to receive payments of distributions in Fund shares	3,544	5,139
Redemptions	(40,571)	(83,882)

Net decrease	(37,027)	(78,743)

12

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (one of the funds constituting Eaton Vance Series Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 26, 2014

13

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $13,966,564, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

14

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 98.4%

Security	Shares	Value

Aerospace & Defense — 4.5%
Boeing Co. (The)	931,391	$127,125,558
General Dynamics Corp.	83,700	7,997,535
Honeywell International, Inc.	288,222	26,334,844
Huntington Ingalls Industries, Inc.	2,546	229,165
Lockheed Martin Corp.	16,042	2,384,804
Northrop Grumman Corp.	15,277	1,750,897
Precision Castparts Corp.	19,025	5,123,432
Raytheon Co.	52,695	4,779,436
Rockwell Collins, Inc.	157,787	11,663,615
United Technologies Corp.	2,060,077	234,436,763

		$421,826,049

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	56,207	$3,279,116
FedEx Corp.	262,219	37,699,226
United Parcel Service, Inc., Class B	413,090	43,407,497

		$84,385,839

Auto Components — 0.4%
Johnson Controls, Inc.	771,216	$39,563,381

		$39,563,381

Automobiles — 0.0%(1)
Daimler AG	20,000	$1,738,400
Harley-Davidson, Inc.	800	55,392

		$1,793,792

Beverages — 3.6%
Beam, Inc.	78,199	$5,322,224
Coca-Cola Co. (The)	4,153,745	171,591,206
Coca-Cola Enterprises, Inc.	31,501	1,390,139
Molson Coors Brewing Co., Class B	186,000	10,443,900
PepsiCo, Inc.	1,841,154	152,705,313

		$341,452,782

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.(2)	21,109	$2,808,763
Amgen, Inc.	975,417	111,353,605
Biogen Idec, Inc.(2)	36,536	10,220,946
Celgene Corp.(2)	6,155	1,039,949
Gilead Sciences, Inc.(2)	624,484	46,929,973

		$172,353,236

Security	Shares	Value

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.	1,600	$73,120

		$73,120

Capital Markets — 5.2%
Ameriprise Financial, Inc.	189,481	$21,799,789
Bank of New York Mellon Corp. (The)	604,758	21,130,245
BlackRock, Inc.	3,984	1,260,816
Charles Schwab Corp. (The)	934,916	24,307,816
E*TRADE Financial Corp.(2)	4,593	90,207
Franklin Resources, Inc.	1,618,404	93,430,463
Goldman Sachs Group, Inc. (The)	532,816	94,446,964
Legg Mason, Inc.	96,941	4,214,995
Morgan Stanley	2,533,129	79,438,925
Northern Trust Corp.	709,098	43,886,075
State Street Corp.	740,415	54,339,057
T. Rowe Price Group, Inc.	554,173	46,423,072
UBS AG(2)	29,488	567,644
Waddell & Reed Financial, Inc., Class A	8,833	575,205

		$485,911,273

Chemicals — 2.1%
Air Products and Chemicals, Inc.	7,660	$856,235
Albemarle Corp.	22,063	1,398,573
Ashland, Inc.	30,391	2,949,143
Dow Chemical Co. (The)	153,238	6,803,767
E.I. du Pont de Nemours & Co.	916,859	59,568,329
Ecolab, Inc.	445,515	46,453,849
Monsanto Co.	495,636	57,766,376
NewMarket Corp.	4,549	1,520,048
PPG Industries, Inc.	109,400	20,748,804
Praxair, Inc.	2,828	367,725
Westlake Chemical Corp.	500	61,035

		$198,493,884

Commercial Banks — 3.7%
Bank of Montreal	26,370	$1,757,824
BB&T Corp.	943,556	35,213,510
Comerica, Inc.	126,791	6,027,644
Fifth Third Bancorp	977,637	20,559,706
HSBC Holdings PLC	220,592	2,404,742
HSBC Holdings PLC ADR	424	23,375
KeyCorp	111,353	1,494,357
M&T Bank Corp.	17,293	2,013,251
PNC Financial Services Group, Inc. (The)	59,726	4,633,543
Regions Financial Corp.	189,147	1,870,664

15	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)
Royal Bank of Canada	148,562	$9,987,823
Societe Generale SA	460,793	26,795,320
SunTrust Banks, Inc.	301,790	11,108,890
Synovus Financial Corp.	10,960	39,456
Toronto-Dominion Bank (The)	14,822	1,396,825
U.S. Bancorp	2,310,377	93,339,231
Wells Fargo & Co.	2,767,181	125,630,018
Zions Bancorporation	38,805	1,162,598

		$345,458,777

Commercial Services & Supplies — 0.1%
ADT Corp. (The)	11,051	$447,234
Cintas Corp.	52,914	3,153,145
Pitney Bowes, Inc.	14,270	332,491
Stericycle, Inc.(2)	5,300	615,701
Tyco International, Ltd.	22,102	907,066
Waste Management, Inc.	108,226	4,856,101

		$10,311,738

Communications Equipment — 3.0%
Cisco Systems, Inc.	1,365,553	$30,656,665
Juniper Networks, Inc.(2)	50,092	1,130,576
Nokia Oyj ADR(2)	192	1,557
Palo Alto Networks, Inc.(2)	20,808	1,195,836
QUALCOMM, Inc.	3,306,664	245,519,802

		$278,504,436

Computers & Peripherals — 3.4%
Apple, Inc.	408,878	$229,425,535
EMC Corp.	2,797,592	70,359,439
Hewlett-Packard Co.	33,743	944,129
NetApp, Inc.	414,967	17,071,742

		$317,800,845

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,313,301

		$1,313,301

Consumer Finance — 1.4%
American Express Co.	821,489	$74,533,697
Capital One Financial Corp.	75,718	5,800,756
Discover Financial Services	831,233	46,507,486
SLM Corp.	10,200	268,056

		$127,109,995

Security	Shares	Value

Distributors — 0.2%
Genuine Parts Co.	188,424	$15,674,993

		$15,674,993

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$644,136

		$644,136

Diversified Financial Services — 5.0%
Bank of America Corp.	1,546,249	$24,075,097
Berkshire Hathaway, Inc., Class A(2)	464	82,545,600
Berkshire Hathaway, Inc., Class B(2)	946,897	112,264,108
CBOE Holdings, Inc.	40,000	2,078,400
Citigroup, Inc.	793,170	41,332,089
CME Group, Inc.	63,405	4,974,756
ING Groep NV ADR(2)	150,000	2,101,500
IntercontinentalExchange Group, Inc.	10,892	2,449,829
JPMorgan Chase & Co.	3,045,340	178,091,483
McGraw Hill Financial, Inc.	86,290	6,747,878
Moody’s Corp.	179,322	14,071,397

		$470,732,137

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	189,064	$6,647,490
CenturyLink, Inc.	4,871	155,141
Deutsche Telekom AG ADR	50,092	864,588
Frontier Communications Corp.	32,942	153,180
Verizon Communications, Inc.	369,417	18,153,152
Windstream Holdings, Inc.	70,866	565,511

		$26,539,062

Electric Utilities — 0.0%(1)
Duke Energy Corp.	15,598	$1,076,418
Exelon Corp.	8,820	241,580
Southern Co. (The)	68,451	2,814,020

		$4,132,018

Electrical Equipment — 1.6%
Emerson Electric Co.	1,998,542	$140,257,678
Rockwell Automation, Inc.	110,000	12,997,600

		$153,255,278

16	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	1,433,091	$25,537,682
TE Connectivity, Ltd.	687	37,860

		$25,575,542

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	93,118	$5,145,701
Frank’s International NV	115,894	3,129,138
Halliburton Co.	846,351	42,952,313
Schlumberger, Ltd.	1,155,626	104,133,459
Transocean, Ltd.	72,479	3,581,912

		$158,942,523

Food & Staples Retailing — 3.6%
Costco Wholesale Corp.	873,262	$103,926,911
CVS Caremark Corp.	1,279,410	91,567,374
Kroger Co. (The)	35,843	1,416,874
Sysco Corp.	326,772	11,796,469
Wal-Mart Stores, Inc.	1,495,889	117,711,505
Walgreen Co.	220,210	12,648,862

		$339,067,995

Food Products — 2.0%
Archer-Daniels-Midland Co.	297,426	$12,908,288
Campbell Soup Co.	4,174	180,651
ConAgra Foods, Inc.	33,000	1,112,100
General Mills, Inc.	37,984	1,895,781
Green Mountain Coffee Roasters, Inc.(2)	75,000	5,668,500
Hershey Co. (The)	456,658	44,400,857
Kraft Foods Group, Inc.	57,116	3,079,695
McCormick & Co., Inc.	27,354	1,885,238
Mondelez International, Inc., Class A	173,425	6,121,903
Nestle SA	1,480,312	108,492,092
Unilever NV - NY Shares	4,636	186,506

		$185,931,611

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	1,555,647	$59,627,949
Bard (C.R.), Inc.	25,000	3,348,500
Baxter International, Inc.	207,423	14,426,270
Becton, Dickinson and Co.	66,108	7,304,273
Boston Scientific Corp.(2)	26,929	323,687
CareFusion Corp.(2)	70,668	2,814,000
Covidien PLC	186,141	12,676,202
Intuitive Surgical, Inc.(2)	14,000	5,377,120

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic, Inc.	549,593	$31,541,142
St. Jude Medical, Inc.	57,969	3,591,180
Stryker Corp.	131,368	9,870,991
Zimmer Holdings, Inc.	93,186	8,684,003

		$159,585,317

Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	275,013	$19,336,164
Cardinal Health, Inc.	141,336	9,442,658
Cigna Corp.	55,078	4,818,223
Express Scripts Holding Co.(2)	367,509	25,813,832
HCA Holdings, Inc.(2)	86,000	4,103,060
McKesson Corp.	2,384	384,778
PharMerica Corp.(2)	1,805	38,808
UnitedHealth Group, Inc.	63,696	4,796,309
WellPoint, Inc.	53,673	4,958,848

		$73,692,680

Hotels, Restaurants & Leisure — 3.2%
Carnival Corp.	147,881	$5,940,380
International Game Technology	459,500	8,344,520
Interval Leisure Group, Inc.	5,349	165,284
Marriott International, Inc., Class A	399,969	19,742,470
Marriott Vacations Worldwide Corp.(2)	2,597	137,018
McDonald’s Corp.	741,937	71,990,147
Starbucks Corp.	2,270,226	177,963,016
Yum! Brands, Inc.	210,518	15,917,266

		$300,200,101

Household Durables — 0.1%
D.R. Horton, Inc.	417,028	$9,308,065

		$9,308,065

Household Products — 1.7%
Clorox Co. (The)	7,570	$702,193
Colgate-Palmolive Co.	1,172,737	76,474,180
Kimberly-Clark Corp.	15,331	1,601,476
Procter & Gamble Co. (The)	986,861	80,340,354

		$159,118,203

Independent Power Producers & Energy Traders — 0.0%(1)
AES Corp. (The)	1,730	$25,102

		$25,102

17	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.6%
3M Co.	736,051	$103,231,153
Danaher Corp.	41,105	3,173,306
General Electric Co.	4,938,434	138,424,305

		$244,828,764

Insurance — 1.2%
Aegon NV ADR	5,088,862	$48,242,412
Aflac, Inc.	193,292	12,911,906
Allstate Corp. (The)	621	33,869
Aon PLC	24,650	2,067,889
Chubb Corp.	23,188	2,240,656
Cincinnati Financial Corp.	135,528	7,097,601
Hartford Financial Services Group, Inc.	5,762	208,757
Manulife Financial Corp.	29,582	583,653
Marsh & McLennan Cos., Inc.	25,000	1,209,000
Progressive Corp.	1,151,311	31,396,251
Torchmark Corp.	52,429	4,097,326
Travelers Companies, Inc. (The)	76,125	6,892,358

		$116,981,678

Internet & Catalog Retail — 0.9%
Amazon.com, Inc.(2)	211,982	$84,536,302
priceline.com, Inc.(2)	50	58,120

		$84,594,422

Internet Software & Services — 4.5%
Akamai Technologies, Inc.(2)	200,000	$9,436,000
AOL, Inc.(2)	5,317	247,878
eBay, Inc.(2)	1,260,217	69,173,311
Facebook, Inc., Class A(2)	1,681,662	91,919,645
Google, Inc., Class A(2)	214,113	239,958,580
IAC/InterActiveCorp	13,368	918,248
LinkedIn Corp., Class A(2)	4,537	983,758
Twitter, Inc.(2)	90,101	5,734,929
VeriSign, Inc.(2)	14,758	882,233

		$419,254,582

IT Services — 2.6%
Accenture PLC, Class A	1,674,353	$137,665,304
Automatic Data Processing, Inc.	102,170	8,256,358
Broadridge Financial Solutions, Inc.	1,652	65,287
Fidelity National Information Services, Inc.	63,590	3,413,511
Fiserv, Inc.(2)	35,824	2,115,407
International Business Machines Corp.	309,243	58,004,710

Security	Shares	Value

IT Services (continued)
Paychex, Inc.	693,512	$31,575,601
Total System Services, Inc.	32,405	1,078,438
Western Union Co.	54,638	942,506

		$243,117,122

Leisure Equipment & Products — 0.0%(1)
Mattel, Inc.	26,506	$1,261,155
Polaris Industries, Inc.	1,400	203,896

		$1,465,051

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	441,172	$25,230,627
Thermo Fisher Scientific, Inc.	18,700	2,082,245

		$27,312,872

Machinery — 2.8%
Caterpillar, Inc.	107,772	$9,786,775
Deere & Co.	1,432,331	130,814,790
Donaldson Co., Inc.	23,332	1,014,009
Dover Corp.	354,806	34,252,971
Illinois Tool Works, Inc.	1,034,459	86,977,313
Parker Hannifin Corp.	7,953	1,023,074
Pentair, Ltd.	5,089	395,263
WABCO Holdings, Inc.(2)	1,156	107,982

		$264,372,177

Media — 3.9%
CBS Corp., Class B	129,378	$8,246,554
Comcast Corp., Class A	199,107	10,346,595
Comcast Corp., Special Class A	1,434,304	71,543,084
DIRECTV(2)	33,786	2,334,275
Discovery Communications, Inc., Class A(2)	6,723	607,894
Discovery Communications, Inc., Class C(2)	6,732	564,546
Gannett Co., Inc.	3,563	105,394
Liberty Global PLC, Series A(2)	8,854	787,917
Liberty Global PLC, Series C(2)	9,380	790,922
Liberty Media Corp., Class A(2)	12,367	1,811,147
News Corp., Class A(2)	24	432
Omnicom Group, Inc.	112,077	8,335,166
Time Warner Cable, Inc.	12,203	1,653,507
Time Warner, Inc.	363,259	25,326,417
Twenty-First Century Fox, Inc., Class A	97	3,412
Viacom, Inc., Class B	133,771	11,683,559
Walt Disney Co. (The)	2,892,982	221,023,825

		$365,164,646

18	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$560,839
Freeport-McMoRan Copper & Gold, Inc.	450,138	16,988,208
Glencore Xstrata PLC(2)	598,405	3,113,234
Nucor Corp.	230,000	12,277,400

		$32,939,681

Multi-Utilities — 0.0%(1)
Dominion Resources, Inc.	1,544	$99,881

		$99,881

Multiline Retail — 0.1%
Target Corp.	158,384	$10,020,956

		$10,020,956

Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp.	922,342	$73,160,167
Antero Resources Corp.(2)	109,563	6,950,677
Apache Corp.	992,502	85,295,622
BP PLC ADR	182,637	8,877,985
Cheniere Energy, Inc.(2)(3)	240,000	10,339,015
Chevron Corp.	583,235	72,851,884
ConocoPhillips	265,457	18,754,537
Devon Energy Corp.	568,677	35,184,046
EOG Resources, Inc.	1,800	302,112
Exxon Mobil Corp.	2,102,650	212,788,180
Hess Corp.	39,579	3,285,057
Marathon Oil Corp.	185,487	6,547,691
Marathon Petroleum Corp.	87,319	8,009,772
Murphy Oil Corp.	78,679	5,104,693
Occidental Petroleum Corp.	5,000	475,500
Phillips 66	141,330	10,900,783
Range Resources Corp.	4,900	413,119
Royal Dutch Shell PLC ADR, Class A	70,332	5,012,562
Spectra Energy Corp.	8,313	296,109
Williams Cos., Inc.	2,000	77,140
WPX Energy, Inc.(2)	666	13,573

		$564,640,224

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,963,592

		$1,963,592

Security	Shares	Value

Pharmaceuticals — 7.4%
AbbVie, Inc.	1,625,226	$85,828,185
Actavis PLC(2)	20,000	3,360,000
Allergan, Inc.	326,962	36,318,939
Bristol-Myers Squibb Co.	1,679,840	89,283,496
Eli Lilly & Co.	1,035,648	52,818,048
GlaxoSmithKline PLC ADR	201,415	10,753,547
Johnson & Johnson	1,805,635	165,378,109
Mallinckrodt PLC(2)	23,268	1,215,986
Merck & Co., Inc.	1,138,521	56,982,976
Novo Nordisk A/S ADR	249,848	46,161,916
Pfizer, Inc.	2,396,463	73,403,662
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	67,009,191
Zoetis, Inc.	361,174	11,806,778

		$700,320,833

Real Estate Investment Trusts (REITs) — 0.0%(1)
Weyerhaeuser Co.	1,223	$38,610

		$38,610

Road & Rail — 0.3%
CSX Corp.	11,260	$323,950
Kansas City Southern	4,386	543,119
Norfolk Southern Corp.	43,575	4,045,067
Union Pacific Corp.	135,038	22,686,384

		$27,598,520

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	560,209	$28,531,444
Applied Materials, Inc.	1,065,614	18,850,712
Broadcom Corp., Class A	897,422	26,608,562
Cypress Semiconductor Corp.(2)	1,108	11,634
Intel Corp.	8,512,993	220,997,298
Linear Technology Corp.	18,494	842,402
Linear Technology Corp.(3)	50,000	2,276,931
Maxim Integrated Products, Inc.	223,099	6,226,693
Microchip Technology, Inc.	23,733	1,062,052
NVIDIA Corp.	284,500	4,557,690
Texas Instruments, Inc.	1,013,297	44,493,871
Xilinx, Inc.	90,186	4,141,341

		$358,600,630

Software — 3.6%
Activision Blizzard, Inc.	295,588	$5,270,334
Adobe Systems, Inc.(2)	409,776	24,537,387

19	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
CA, Inc.	7,339	$246,958
Microsoft Corp.	3,004,717	112,466,557
Oracle Corp.	5,177,662	198,097,348
Symantec Corp.	72,900	1,718,982

		$342,337,566

Specialty Retail — 3.3%
Best Buy Co., Inc.	133,011	$5,304,479
Gap, Inc. (The)	89,138	3,483,513
GNC Holdings, Inc., Class A	900	52,605
Home Depot, Inc. (The)	1,229,178	101,210,516
L Brands, Inc.	41,877	2,590,092
Lowe’s Companies, Inc.	333,776	16,538,601
Murphy USA, Inc.(2)	19,669	817,444
Ross Stores, Inc.(3)	15,500	1,161,032
Ross Stores, Inc.	1,000	74,930
Staples, Inc.	149,396	2,373,902
TJX Cos., Inc. (The)	2,716,561	173,126,433

		$306,733,547

Textiles, Apparel & Luxury Goods — 2.1%
Coach, Inc.	10,800	$606,204
Hanesbrands, Inc.	197,760	13,896,595
NIKE, Inc., Class B	2,323,098	182,688,427
VF Corp.	67,200	4,189,248

		$201,380,474

Tobacco — 0.3%
Altria Group, Inc.	111,248	$4,270,811
Philip Morris International, Inc.	271,850	23,686,290

		$27,957,101

Trading Companies & Distributors — 0.0%(1)
United Rentals, Inc.(2)	2,000	$155,900

		$155,900

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	136,795	$3,196,899
Sprint Nextel Corp.(2)	135,160	1,452,970
Vodafone Group PLC ADR	179,476	7,055,202

		$11,705,071

Total Common Stocks (identified cost $4,823,032,321)		$9,262,361,111

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%
Wells Fargo & Co.(4)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$2,375

Total Rights (identified cost $16,440)		$2,375

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$129,838	$129,837,879

Total Short-Term Investments (identified cost $129,837,879)		$129,837,879

Total Investments — 99.8% (identified cost $4,952,891,569)		$9,392,201,365

Other Assets, Less Liabilities — 0.2%		$22,752,968

Net Assets — 100.0%		$9,414,954,333

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

20	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $4,823,053,690)	$9,262,363,486
Affiliated investment, at value (identified cost, $129,837,879)	129,837,879
Dividends receivable	12,634,274
Interest receivable from affiliated investment	13,836
Receivable for investments sold	12,417,761
Tax reclaims receivable	1,535,114
Total assets	$9,418,802,350

Liabilities
Payable to affiliates:
Investment adviser fee	$3,473,874
Trustees’ fees	17,000
Accrued expenses	357,143
Total liabilities	$3,848,017
Net Assets applicable to investors’ interest in Portfolio	$9,414,954,333

Sources of Net Assets
Investors’ capital	$4,975,531,565
Net unrealized appreciation	4,439,422,768
Total	$9,414,954,333

21	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $2,079,626)	$168,889,424
Interest allocated from affiliated investment	133,786
Expenses allocated from affiliated investment	(16,390)
Total investment income	$169,006,820

Expenses
Investment adviser fee	$39,083,842
Trustees’ fees and expenses	68,000
Custodian fee	1,162,947
Professional fees	205,211
Miscellaneous	229,216
Total expenses	$40,749,216
Deduct —
Reduction of custodian fee	$93
Total expense reductions	$93

Net expenses	$40,749,123

Net investment income	$128,257,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$431,943,808
Investment transactions allocated from affiliated investment	2,746
Foreign currency transactions	(18,548)
Net realized gain	$431,928,006
Change in unrealized appreciation (depreciation) —
Investments	$1,830,520,427
Foreign currency	34,013
Net change in unrealized appreciation (depreciation)	$1,830,554,440

Net realized and unrealized gain	$2,262,482,446

Net increase in net assets from operations	$2,390,740,143

(1)	Includes $434,356,852 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$128,257,697	$147,439,255
Net realized gain from investment and foreign currency transactions	431,928,006	668,697,485
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,830,554,440	379,340,652
Net increase in net assets from operations	$2,390,740,143	$1,195,477,392
Capital transactions —
Contributions	$242,635,350	$95,312,609
Withdrawals	(947,511,937)	(1,634,382,694)
Net decrease in net assets from capital transactions	$(704,876,587)	$(1,539,070,085)

Net increase (decrease) in net assets	$1,685,863,556	$(343,592,693)

Net Assets
At beginning of year	$7,729,090,777	$8,072,683,470
At end of year	$9,414,954,333	$7,729,090,777

23	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.48%	0.48%	0.47%
Net investment income	1.50%	1.78%	1.53%	1.43%	1.86%
Portfolio Turnover	3%	2%	2%	2%	3%

Total Return	32.39%	15.48%	0.80%	12.86%	23.32%

Net assets, end of year (000’s omitted)	$9,414,954	$7,729,091	$8,072,683	$9,045,217	$9,479,479

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 8.4%, 14.5%, 5.9%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an interest of 69.8% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$ 500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $39,083,842, or 0.46% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

26

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $36,857,924 and $1,559,314, respectively, for the year ended December 31, 2013. In addition, investors contributed securities with a value of $224,787,493 and investments having an aggregate market value of $876,135,372 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,702,689,427

Gross unrealized appreciation	$7,689,530,934
Gross unrealized depreciation	(18,996)

Net unrealized appreciation	$7,689,511,938

The net unrealized appreciation on foreign currency at December 31, 2013 on federal income tax basis was $112,972.

5  Restricted Securities

At December 31, 2013, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Cheniere Energy, Inc.	12/19/13	12/19/15	240,000	$9,880,729	$10,339,015
Linear Technology Corp.	12/19/13	12/19/15	50,000	2,225,943	2,276,931
Ross Stores, Inc.	8/8/13	8/8/15	15,500	1,036,122	1,161,032

Total Restricted Securities				$13,142,794	$13,776,978

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$1,335,382,532	$1,161,032		$—	$1,336,543,564
Consumer Staples	946,999,192	108,492,092		—	1,055,491,284
Energy	713,243,732	10,339,015		—	723,582,747
Financials	1,517,032,408	29,200,062		—	1,546,232,470
Health Care	1,133,264,938	—		—	1,133,264,938
Industrials	1,206,807,385	—		—	1,206,807,385
Information Technology	1,982,913,792	2,276,931		—	1,985,190,723
Materials	229,633,632	3,113,234		—	232,746,866
Telecommunication Services	38,244,133	—		—	38,244,133
Utilities	4,257,001	—		—	4,257,001

Total Common Stocks	$9,107,778,745	$154,582,366	**	$—	$9,262,361,111

Preferred Stocks	$—	$—		$0	$0
Rights	2,375	—		—	2,375
Short-Term Investments	—	129,837,879		—	129,837,879

Total Investments	$9,107,781,120	$284,420,245		$0	$9,392,201,365

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2013 is not presented. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The parties in the multi-district litigation proceeding are discussing a motion to dismiss protocol, and briefing on the various motions to dismiss is expected to occur throughout 2014. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.51% of net assets at December 31, 2013).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

28

Tax-Managed Growth Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax- Managed Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 26, 2014

29

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Effective October 1, 2013, Mr. Swaffield was elected President of the Trust.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

157    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2012 and December 31, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$13,210	$13,410
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,710	$6,810
All Other Fees(3)	$0	$0

Total	$19,920	$20,220

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/12	12/31/13
Registrant	$6,710	$6,810
Eaton Vance(1)	$615,489	$409,385

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 13, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 13, 2014